ANCHOR SERIES TRUST

Supplement to the Prospectus Dated May 2, 2005

In the section titled "MORE INFORMATION ABOUT THE PORTFOLIO," under the heading "Investment Strategies," the portfolio disclosure with respect to the Capital Appreciation Portfolio is deleted and replaced in its entirety with the following:

Capital Appreciation
What are the Portfolio's principal investments?	- Equity securities - large-cap stocks - mid-cap stocks - small-cap stocks
What other types of investments or strategies may the Portfolio use to a significant extent?	- Equity securities - foreign equity securities including ADRs, EDRs or GDRs (up to 30%)
What other types of investments may the Portfolio use as part of efficient portfolio management or to enhance return?

-    Currency transactions
-    Borrowing for temporary or      emergency purposes (up to 10%)
-    Illiquid securities (up to 10%)
-    Forward commitments
-    When-issued/delayed delivery
     transactions
-    Defensive investments
-    Special situations
-    Options and futures
-    Rights and warrants
-    Convertible securities (up to 20%)

What risks normally effect the Portfolio?	- Market volatility - Securities selection - Growth stocks - Small and medium sized companies - Active trading - Hedging - currency volatility - Foreign exposure

In the section titled "MANAGEMENT," under the heading "Portfolio Management," the portfolio management disclosure with respect to Gavin S. Ma's management of the Strategic Multi-Asset Portfolio is deleted in its entirety.

Dated: September 20, 2005

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